SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            -------------------------
                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  FILED PURSUANT TO SECTION 12, 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                Spatialight, Inc.
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated July 10, 1996 on Form 8-K as set forth in the pages attached hereto:


     Item 7.b.  Pro forma Financial Information.

            Filed herewith is the revised pro forma condensed balance sheet of the Company as of May 31, 1996, to reflect the effect, pro forma, of the net investment in the Company.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Spatialight, Inc.
                                          -------------------------------------
                                                    (Registrant)

          Dated:  July 25, 1996           By:   /s/  Alan S. Lockwood
                                                _________________________
                                                 Alan S. Lockwood
                                                 Secretary

                       SPATIALIGHT, INC. AND SUBSIDIARIES

   Pro Forma Condensed Consolidated Balance Sheet with the Effects of the
                          Equity Investment (Unaudited)

The pro forma condensed consolidated balance sheet was prepared giving effect to the equity investment, net of estimated costs, as if such transaction
occurred as of May 31, 1996.   The financial data does not purport to represent
what the Company's financial position would have actually been if the transaction, in fact, had occurred on such date or to project the Company's financial position for any future date.


                                                                            Adjustment          Pro Forma
                                                                             for the                At
                                                         At May 31,           Equity             May 31,
                                                            1996            Investment             1996
 ASSETS                                                                        (A)
 ------
 Current assets:
  Cash and cash equivalents                           $  390,012           $  1,995,000      $  2,385,012
     Accounts receivable                                  81,755                                   81,755
  Note receivable - current                               43,003                                   43,003
  Prepaid expenses and other                              45,251                                   45,251
                                                     ------------         --------------    --------------
       Total current assets                              560,021              1,995,000         2,555,021
                                                     ------------         --------------    --------------

 Property and equipment, net                              44,486                                   44,486
 Note receivable - noncurrent                            206,997                                  206,997
 Other assets                                             22,272                                   22,272
                                                     ------------         --------------    --------------
       Total assets                                   $  833,776           $  1,995,000      $  2,828,776
                                                     ============         ==============    ==============

 LIABILITIES AND STOCKHOLDERS' EQUITY
 --------------------------------------
 Current liabilities:
  Accrued expenses and other current liabilities      $  104,556                             $    104,556
  Deferred revenue                                        50,000                                   50,000
                                                     ------------                           --------------
       Total current liabilities                         154,556                                  154,556
                                                     ------------                           --------------

 Stockholders' equity:
  Common stock, $.01 par value                            63,532            $    20,000            83,532
  Additional paid-in capital                           9,855,602              1,975,000        11,380,602
  Accumulated deficit                                 (9,239,914)                              (9,239,914)
                                                     ------------         --------------    --------------
       Total stockholders' equity                        679,220              1,995,000         2,694,220
                                                     ------------         --------------    --------------
       Total liabilities and stockholders' equity     $  833,776            $ 1,995,000     $   2,828,776
                                                     ============         ==============    ==============


(A) Adjustment reflects the $2,250,000 proceeds from the sale of 2,000,000 shares of $.01 par value common stock for $1.125 per share less estimates for costs for consummation of the agreement and sale and registration of the shares.